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                                                       Exhibit 24

                         POWER OF ATTORNEY


     The undersigned members of the Board of Directors and

Executive Officers of Emerson Electric Co., a Missouri corporation with principal offices at 8000 West Florissant Avenue, St. Louis,

Missouri 63136, hereby appoint W. J. Galvin as their Attorney-in-

Fact for the purpose of signing Emerson Electric Co.'s Securities and Exchange Commission Form 10-K (and any and all amendments thereto) for the fiscal year ended September 30, 2000.

Dated:           October 3, 2000
                -----------------

     Signature                           Title
     ---------                           -----


/s/C. F. Knight                    Chairman of the Board
-----------------------------      and Director
C. F. Knight


/s/D. N. Farr                      Chief Executive Officer
-----------------------------      and Director
D. N. Farr


/s/W. J. Galvin                    Executive Vice President and Chief
-----------------------------      Financial Officer and Director
W. J. Galvin


/s/J. G. Berges                    Director
-----------------------------
J. G. Berges


/s/L. L. Browning, Jr.             Director
-----------------------------
L. L. Browning, Jr.


/s/A. A. Busch III                 Director
-----------------------------
A. A. Busch III





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/s/D. C. Farrell                   Director
-----------------------------
D. C. Farrell


/s/J. A. Frates                    Director
-----------------------------
J. A. Frates


/s/A. F. Golden                    Director
-----------------------------
A. F. Golden


/s/R. B. Horton                    Director
-----------------------------
R. B. Horton


/s/G. A. Lodge                     Director
-----------------------------
G. A. Lodge


/s/V. R. Loucks, Jr.               Director
-----------------------------
V. R. Loucks, Jr.


/s/R. B. Loynd                     Director
-----------------------------
R. B. Loynd


/s/C. A. Peters                    Director
-----------------------------
C. A. Peters


/s/R. L. Ridgway                   Director
-----------------------------
R. L. Ridgway


/s/W. M. Van Cleve                 Director
-----------------------------
W. M. Van Cleve


/s/E. E. Whitacre, Jr.             Director
-----------------------------
E. E. Whitacre, Jr.